UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 9, 2020, Royal Caribbean Cruises Ltd. (“RCL”) acquired the 33.33% interest in Silversea Cruise Holding Ltd. that it did not already own (the “Silversea Shares”). Silversea Cruise Holding Ltd. is now a wholly owned subsidiary of RCL. As consideration for the Silversea Shares, RCL issued to Heritage Cruise Holding Ltd. (the “Seller”), an affiliate of Mr. Lefebvre, five million two hundred thousand (5,200,000) shares of common stock, par value $0.01 per share, of RCL (the “RCL Shares”). This issuance was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Seller represented to RCL that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that it is acquiring the RCL Shares for its own account for investment and not with a view towards distribution in a manner which would violate the Securities Act or any applicable state or other securities laws. Any share certificates or book-entry evidence representing the RCL Shares shall bear an appropriate legend or notation.

Pursuant to the agreement governing the acquisition of the Silversea Shares and the issuance of the RCL Shares, among other things, the parties terminated any obligation of RCL to issue to the Seller any contingent consideration in connection with RCL’s acquisition of a 66.67% interest in Silversea Cruise Holding Ltd. on July 31, 2018.

A copy of a press release related to this announcement is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 99.1 - Press release dated July 10, 2020.

Exhibit 104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	July 10, 2020	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein
Senior Vice President, General Counsel & Secretary

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